OBJECTSOFT CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK
============                                                    ============
   Number                                                          Shares

OCC
============                                                    ============
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

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This Certifies that                                           CUSIP 674427 10 9




is the owner of
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        FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001
                           EACH OF THE COMMON STOCK OF

===========================  OBJECTSOFT CORPORATION   ==========================

transferablen the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the seal of the Corporation and the facsimile signature its duly authorized officers.

Dated:____________________



/s/ David E.Y. Sarna            [CORPORATE SEAL]            /s/ George J. Febish
CHAIRMAN  AND SECRETARY                                  PRESIDENT AND TREASURER
================================================================================
COUNTERSIGNED:
               CONTINENTAL STOCK TRANSFER & TRUST COMPANY,
                                                TRANSFER AGENT
                                                AND REGISTRAR

______________________________
AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN  - as joint tenant with right of
                    survivorship and not as tenants
                    in common

          UNIF GIFT MIN ACT - _______ Custodian _______
                               (Cust)           (Minor)
                              under Uniform Gifts to Minors
                              Act ______________
                                     (State)

    Additional abbreviations may also be used though not in the above list.

                             OBJECTSOFT CORPORATION

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________ shares of the Capital
stock  represented  by  the  within  Certificate,   and  do  hereby  irrevocably

constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________


                      __________________________________________________________
                      The signature to this  assignment must correspond with the
           Notice: name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


Signature(s) Guaranteed:

__________________________________________________________
THE  SIGNATURE(S)  SHOULD  BE  GUARANTEED  BY AN  ELIGIBLE
GUARANTOR  INSTITUTION (BANKS,  STOCKBROKERS,  SAVINGS AND
LOAN  ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),  PURSUANT
TO S.E.C. RULE 17Ad-15